The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
The New A&B:
A Premier Hawaii Real Estate & Land Company
April 11, 2012

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Forward-Looking Statements

Statements in this presentation that set forth expectations or predictions are based on facts and situations that are known to us as of April 11, 2012. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 9-
29 of our 2011 Form 10-K and our other subsequent filings with the SEC. Statements in this call and presentation are not
guarantees of future performance. We do not undertake any
obligation to update our forward-looking statements.

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Presenting Today
Stan Kuriyama
President & Chief Executive Officer, Alexander & Baldwin, Inc.
Chris Benjamin
President, A&B Land Group; President, A&B Properties, Inc.
Paul Hallin
Executive Vice President, Development, A&B Properties, Inc.
David Haverly
Senior Vice President, Leasing, A&B Properties, Inc.

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Agenda
▪ Overview - Kuriyama
▪ Strategy - Benjamin
▪ Real Estate Sales - Benjamin and Hallin
▪ Questions and answers/ break
▪ Real Estate Leasing - Benjamin and Haverly
▪ Land Stewardship and Agribusiness - Benjamin
▪ Landholdings - Benjamin
▪ Valuation - Benjamin
▪ Closing remarks - Kuriyama
▪ Questions and answers

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Overview

1870
Founded as a sugar business
1949
Kahului Development Co. formed (now A&B Properties)
1969
Matson becomes a wholly-owned subsidiary of A&B
Today
Separation into two publicly traded cos.: A&B and Matson

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Alexander & Baldwin Overview and Evolution
▪ Agribusiness (Hawaiian Commercial & Sugar Co.)
 – 12 acres on Maui eventually led to 3 sugar plantations, 130,000 acres
 – Foundation for our real estate & shipping businesses
 – Today: State’s largest farmer, only remaining sugar plantation
▪ Real Estate (A&B Properties)
 – Development of master-planned community on Maui for sugar workers
 – Entitlement & development of other non-sugar lands
 – Land sales led to 1031 acquisition of Mainland commercial properties
 – Today: State’s most active real estate investor
▪ Shipping (Matson)
 – Transportation of raw sugar to West Coast refinery
 – A wholly owned subsidiary in 1969
 – Today: Primary carrier to Hawaii & Guam, weekly service to China & nationwide provider of logistics services

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Separation
Announced on December 1, 2011
Rationale
▪ Each company large &
 strong enough to stand
 on its own
▪ Enhanced strategic
 direction & focus
▪ Flexible capital structure
▪ “Pure-play” stock
 – Greater transparency
 – Sector-specific
 shareholder base
 – Expanded research
 coverage
 – Better acquisition
 currency
 – Closer employee/
 shareholder alignment

Updates
▪ Well-received by shareholders
▪ Targeting 3rd quarter transaction
 – IRS letter ruling request
 – Form 10 filing
 – S-4 registration statement/proxy
 – Seeking shareholder approval for a merger
 structure to:
 ▪ More efficiently execute the separation
 ▪ Ensure continued compliance with Jones Act
 U.S. ownership requirements
 – The separation is not conditioned in any way
 on the merger vote
▪ REIT structure fully-evaluated
▪ Planned capital structure:
 ‒ Book assets: $1.4B
 ‒ Term debt: $245M
 ‒ Undrawn revolver: $250M

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
The “New A&B”
A PREMIER HAWAII REAL ESTATE & LAND COMPANY
▪ Unique assets & competitive strengths
 Tangible
 ‒ 88,000 acres of land primarily on Maui and Kauai
 ‒ 7.9 million square feet of high-quality commercial properties in
 Hawaii & Mainland
 ‒ Robust Hawaii development pipeline (fully entitled) of over 3,500 residential and commercial units
 ‒ 38,000-acre sugar plantation - a future energy business
 ‒ Strong balance sheet & ample debt capacity
 Intangible
 ‒ A staff with deep experience, network & understanding of Hawaii
 ‒ Reputation for integrity, performance & commitment to the community
 ‒ Disciplined underwriting & investment
▪ Track record of success
▪ “Hawaii Play”: public company positioned to capitalize on Hawaii upside

Hawaii Landholdings

Poipu

Wailea

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Kihei
Kahului
Conservation 15,850 acres

Agriculture 50,831 acres

Urban/Entitled  559 acres

Maui - 70,000 acres
* Includes 961 acres at Kukui’ula joint venture
Lihue
Wainiha
Conservation 13,320 acres

Agriculture 6,944 acres

Urban/Entitled1,072 acres*

Kauai - 20,000 acres
Princeville

Stan Kuriyama
Chairman & CEO
Meredith Ching
Senior Vice President
Government &
Community Relations
Nelson Chun
Senior Vice President
& Chief Legal Officer
Chris Benjamin
President &
Chief Operating
Officer
Paul Ito
Vice President &
Chief Financial Officer
Son Jai Paik
Vice President,
Human Resources
Real Estate &
Agribusiness
Operations

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Management Team
New A&B

Management Team
Real Estate & Agribusiness Operations

Chris Benjamin
President & COO
Alexander &
Baldwin, Inc.
Agribusiness
Entitilement,
Development &
Sales
Commercial
Portfolio
Growth &
Acquisitions

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Rick Volner
General Manager
HC&S
Dan Ligenza
VP
Agribusiness
Paul Hallin
EVP, Development
Alan Arakawa
SVP, Planning
Rick Stack
SVP, Development
Grant Chun
VP, Maui
Natalie Kiehm
VP, Development
Randy Endo
VP, Development
Tom Shigemoto
VP, Planning, Kauai
David Haverly
SVP, Leasing
Mike Wright
EVP, Acquisitions &
Investments
George Morvis
VP, Corporate
Development
Alexander & Baldwin, Inc.
Lance Parker
VP, Acquisitions &
Investments/
Principal Broker
Diane Shigeta
VP, Corporate Planning
All titles A&B Properties, Inc. unless otherwise noted

($ in millions)	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	10-Year Average
Revenue [1]											
Real Estate Sales	93.0	63.8	82.3	148.9	97.3	117.8	350.2	125.6	136.1	66.2	**128.1**
Real Estate Leasing	73.1	80.3	83.8	89.7	100.6	108.5	107.8	103.2	94.4	100.1	**94.2**
Agribusiness	112.7	112.9	112.8	123.2	127.4	123.7	124.3	107.0	163.9	161.7	**127.0**
Total	**278.8**	**257.0**	**278.9**	**361.8**	**325.3**	**350.0**	**582.3**	**335.8**	**394.4**	**328.0**	**349.2**
Operating Profit [1]											
Real Estate Sales	19.4	23.9	34.6	44.1	49.7	74.4	95.6	39.1	50.1	15.5	**44.6**
Real Estate Leasing	32.9	37.0	38.8	43.7	50.3	51.6	47.8	43.2	35.3	39.3	**42.0**
Agribusiness	13.8	5.1	4.8	11.2	6.9	0.2	(12.9)	(27.8)	6.1	22.2	**3.0**
Total	**66.1**	**66.0**	**78.2**	**99.0**	**106.9**	**126.2**	**130.5**	**54.5**	**91.5**	**77.0**	**89.6**
Cash NOI											
Real Estate Leasing	46.8	51.3	53.7	58.4	65.8	69.3	67.0	65.9	55.7	60.8	**59.5**

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Financial Highlights
1 Includes real estate discontinued operations and intersegment revenue

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Value-Creation Driven
1. Capitalize on our competitive strengths (assets, people, balance sheet): Hawaii focus
2. Increase the value of our legacy lands through the entire development spectrum, consistent with community needs
3. Opportunistic, high return investments outside our legacy lands
4. Build a development pipeline for market recovery
5. Enhance values in commercial portfolio, while gradually transitioning to Hawaii
6. De-risk our agricultural businesses, while positioning them to capitalize on energy opportunities
7. Maintain our underwriting & investment discipline
8. Monetize our investments as markets recover

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Hawaii: Poised for Growth
▪ Positive YOY trends in key economic indicators
 – Growing visitor counts (+4%)
 – Visitor expenditures at record pace (+16%)
 – Continuing low unemployment (2/10: 6.6%, 2/11: 6.4%)
 – General fund revenues (+8%)
 – Bankruptcies fell (-16%)
 – Oahu months of housing inventory declining
 (12/10: 6.0 v. 12/11: 4.8)
▪ International tourism, especially from China and Korea,
 presents a large growth opportunity for Hawaii tourism
 and the economy generally
Sources: Department of Business, Economic Development & Tourism, Honolulu Board of Realtors
Note: Data represents change between 2011 and 2010, except unemployment and months of housing inventory are as of the periods indicated.

Japan	2009	2010	2011
Number of Visitors (in millions)	1.2	1.2	1.2
Real Estate Investment (in millions)	$278.9	$263.4	$274.0
Average Investment (in millions)	$1.1	$1.2	$1.0

China	2009	2010	2011
Number of Visitors	41,900	61,500	79,500
Real Estate Investment	?	?	?

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
The China Potential
Source: Title Guaranty (RE Transactions); Hawaii Tourism Authority (Visitor #’s)

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Strategy

Land Stewardship → Entitlement → Investment in new projects → Development → Sales

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Unlocking Value From Hawaii Real Estate Assets
Robust Development
Pipeline
88,000 Acres of Hawaii Land
Hawaii’s Premier, Large-
Scale Agricultural Operation

Cyclical Development
Stable Cash Flow from Leasing
Land Stewardship, Planning & Entitlement

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
How Our Land Businesses Fit Together

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Development & Investment Strategy
▪ Focus on entitlement and development of core Hawaii lands
 – Opportunities to serve a wide range of residential, commercial and industrial markets, primarily on Maui and Kauai
▪ Invest in high-returning real estate opportunities in Hawaii
 – Diversify to new markets and asset types such as Oahu, non-resort
 – Leveraging market knowledge, development expertise, entitlement experience and financial strength
▪ Scale and stage development portfolio to market opportunity
 – Disciplined approach to capital deployment
 – Position projects with ready inventory to meet market demand
▪ Utilize strategic joint ventures with a wide variety of partners
 – Pursue JV partnerships to supplement in-house capabilities, assets

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Leasing Strategy
▪ Reinvesting sales proceeds, on a tax-advantaged basis, into other commercial real estate investments having favorable growth prospects
▪ Diversified portfolio of stable assets provides recurring cash flow to fund or finance development activities
▪ Active management to maximize value of assets
▪ Historically have invested broadly on Mainland to maximize yield, stability
▪ Opportunistic migration of portfolio to Hawaii over time

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Land Stewardship Strategy
▪ Integrated approach to ensure that lands are employed at their highest and best use
▪ Identify and pursue entitlements, developments and transactions that enhance the value of raw landholdings
▪ Limited near-term development potential for a significant portion of landholdings; no long-term development potential for others
 – Agriculture and related uses represent the highest and best use and provides a significant benefit to the community and shareholders
 – Agribusiness cash flow covers the cost of carrying and maintaining land and infrastructure
 – Potential transition to an energy farm
▪ Target renewable energy growth for strategically located land parcels
 – Both Maui’s & Kauai’s key transmission grids cross our lands

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Real Estate Sales

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Real Estate Sales Results
What’s Included?
▪ Development sales
▪ Commercial property sales
▪ Land sales
▪ Earnings from joint venture/other
 (included in operating profit only)
 – Developments
 – Joint venture developments held for
 lease

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Principal Operational Activities
▪ Investment in legacy and non-legacy Hawaii development
 projects/sites
 – First priority always optimization of historic landholdings
 – Review and analyze all available projects in Hawaii
 – Diversify Hawaii development portfolio (location and product type)
▪ Development
 – Ongoing planning and entitlement of development projects to anticipate market demand and community needs
 – Gain required permits for projects
 – Appropriately address specific project issues (i.e. burials, environmental, endangered species, etc.)
 – Manage/oversee construction
▪ Marketing and sales

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Successful Hawaii Track Record
▪ Since 2000, invested $800 million in Hawaii development projects
 ($420 million completed), including:
 – Three high-rise condominiums in urban Honolulu
 – Premier resort destination communities on Maui and Kauai
 – Three commercial income properties we retain
▪ Returns on completed projects averaged 22%

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Successful Development Track Record
352-unit high-rise
residential
condominium near
downtown Honolulu.
$224M revenue
generated.
100-unit condominium
with surrounding
ocean and mountain
views in Waikiki.
$63M revenue
generated.
Conversion of office
building into office
condominium. $35M
revenue generated
(including leasing).
Keola Lai
Lanikea
Alakea Corporate
Tower
Kai Lani
Partnered with a
prominent local home
builder to develop
116-residential
condominiums in the
Ko Olina Resort. The
project sold out over
14 months, generating
$57M in revenue.
Daiei (Retail)
Originally acquired
4-acre site for a
potential condo
development.
Opportunistic sale at
market peak for gain
similar to the gain
expected from
development.
Kunia Shopping Center
Development of 60,400 s.f.
retail space on 4.6 acres.
Designed to serve the growing
suburban area of Kunia on
Oahu. Held asset in portfolio.
Built to a 13.4% cap rate.

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Market Knowledge & Expertise
▪ A&B competes with smaller, local investors and large
 Mainland institutional investors for Hawaii investment deals
▪ Local knowledge and expertise that out-of-state investors
 can’t match
▪ Financial capacity, expertise and liquidity advantage over most local investors
▪ Primarily targeting investments from $10 million to $50 million, but look at everything from $2 million to $200 million
Colliers Hawaii Year-End 2011 Investment Market Report	Local Investors	Out-of-State Investors
Avg. Purchase Price	$4.4M	$19.2M
Total Investments	$409M	$825M
Purchase Price to Assessed Value	74.3%	122.3%

1031 Income Property Acquisitions

Year	Project	Type	Location	Transaction	Acquisition Price ($ in millions)
2010	Lanihau Marketplace	Retail	Kailua-Kona, Hawaii	Private	23
2010	Komohana Industrial Park	Industrial	Kapolei, Oahu	Private	38
2009	Waipio Industrial Park	Industrial	Waipio, Oahu	Public	28
2009	Waipio Shopping Center	Retail	Waipio, Oahu	Private	31
2005	Lanihau Marketplace	Retail + Development Site	Kailua-Kona, Hawaii	Private	18
2005	Daiei (801 Kaheka)	Retail	Honolulu, Oahu	Private	19
2003	Napili Plaza	Retail	Kapalua, Maui	Public	7
2002	Mililani Shopping Center	Retail	Mililani, Oahu	Private	30

Development Acquisitions

Year	Project	Type	Location	Transaction	Acquisition Price ($ in millions)
2012	Gateway at Mililani	Retail Development	Mililani, Oahu	Private	8
2012	Comp USA	Residential Development	Honolulu, Oahu	Private	option
2010	Waihonua at Kewalo	Residential Development	Honolulu, Oahu	Public	16
2010	Lahaina Square	Distressed Debt	Lahaina, Maui	Private	6
2009	Raceway Park	Distressed Debt	Honolulu, Oahu	Private	11
2006	Waiawa	Residential Development - JV	Honolulu, Oahu	Private	8*
2004	Ka Milo	Residential Development - JV	Mauna Lani, Hawaii	Private	9*
2004	Keola Lai	Residential Development	Honolulu, Oahu	Public	14
2003	Alakea Corporate Center	Office Condo Conversion	Honolulu, Oahu	Public	20
2003	Hokua	Residential Development - JV	Honolulu, Oahu	Private	40*
2003	Wailea	Resort Development	Wailea, Oahu	Private	67
2002	Kunia Shopping Center	Retail Development	Kunia, Oahu	Public	3

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Market Knowledge & Expertise
* Amount invested in joint venture

Kapiolani Blvd
Keola Lai
Waihonua
Ala Moana - Kakaako
Queen St
Hokua
Ilaniwai St
Halekauwila St
Pohukaina St
Kakaako Condo Option
Ala Moana Park Dr
Kona St
Hopaka St
Mission Ln
South St
Waimanu St
92

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Diversifying Development Portfolio into New Markets
▪ Strategy evolved in late 1990’s
 with “Project X”
▪ Complement existing legacy
 land development activities
 with investment in areas
 outside traditional Maui and
 Kauai holdings
▪ Have invested in 16 projects in
 Hawaii since 1998
▪ Oahu an area of focus
 – Kakaako
 – Urban Oahu redevelopment/TOD
 – Suburban Oahu infill markets
 – Distressed debt/distressed
 projects
 – Complex projects
Honolulu Urban Core - Kakaako

Park
Park & Ride
Park
Longs
McDonalds

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Development Pipeline and Entitlement
▪ Representative projects in active
 development
▪ Future pipeline
▪ Entitlement

Median Monthly Sales Prices
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Single Family
Condominium

Months Inventory Remaining
35
30
25
20
15
10
5
0
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Single Family
Condominium

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Markets - Oahu Residential
Source: Honolulu Board of Realtors

Development Pipeline: Waihonua at Kewalo

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Description
Location	Honolulu, Oahu
Acquisition date	June 30, 2010
Zoning	Primary residential
Units	341
Floors	43
Status	Design/permitting and presales
Estimated construction completion	2014/2015
Targeted sales price per s.f.	$450-$970
Overview
▪ Highrise condominium in urban Honolulu
▪ Well located near shopping, restaurants and beaches
▪ Sales prices average approx. $700/sq. ft.
▪ One-, two- and three-bedroom residences averaging 1,000 square feet
▪ Amenities include recreation deck, pool, spa, barbeque dining pavilions, fitness center, private movie theatre and visitor guest suites
▪ Presales commenced in December 2011
▪ Conversion to binding contracts in April 2012
▪ Vertical construction dependent upon achieving satisfactory level of binding sales

Development Pipeline: Gateway at Mililani Mauka

Park
Park & Ride
Park
Tesoro
Longs
McDonalds
Office Buildings

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Description
Location	Mililani, Oahu
Acquisition date	December 29, 2011
Stabilized NOI	$1.0 million
Zoning	Retail
Acres	4.35
GLA (in sq. ft.)	28,400 (future), 5,900 (existing)
Status	Design/permitting
Estimated construction completion	2013
Overview
▪ 4.35-acre fee simple parcel
▪ Fully zoned for commercial development
▪ Well-located within the only retail shopping area in the Mililani Mauka community (pop. 20,000) in Central Oahu
▪ Existing, fully leased 5,900 square-foot multi-tenant retail building
▪ Additional 28,400 square feet of retail space development planned
▪ Existing retail and land acquired with 1031 exchange funds
▪ Design & engineering commenced
▪ Marketing in progress; targeting restaurant, neighborhood retail and medical and office tenants
▪ Onsite and offsite infrastructure to be completed by seller by 3Q2012
▪ Construction start scheduled 3Q2012

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Development Pipeline: Maui Business Park II
Description
Location	Kahului, Maui
Acquisition date	Historic lands
Zoning	Light industrial
Acres	179
Lots	131
Status	Construction and presales
Estimated construction completion	2019
Targeted sales price per s.f.	$40-$60
Overview
▪ Zoned for light industrial (commercial, retail, office)
▪ 179 gross acres (155 saleable acres) located in Central Maui near Kahului Airport
▪ Adjacent to 76-acre Maui Business Park I project, which sold out in 2005
▪ Historic company-owned lands
▪ Offsite infrastructure work completed
▪ Onsite work progressing
▪ 4-acre parcel sold to Costco in January 2012 for $38 per square foot
▪ Increment I construction to be completed in 4Q2012

No. of Resort Units Sold - Statewide
638
677
1,031
1,333
1,908
1,887
1,567
965
793
972
585
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Hawaii Resort Residential
Source: Paul Richard Cassidy, REMM Pacific/Data@Work

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Development Pipeline: Wailea
Fully Entitled Acreage	Acres
Acquisition/Improvements	270
Contributed to Kai Malu JV	(25)
Sold	(78)
Remaining	167
Lots for sale	14
Under development	38
Future development	115
▪ Premier resort destination on Maui
▪ Original developer in the 1970s and 1980s
▪ Sold in 1989, repurchased 270 acres in
 2003
▪ Sold/developed 100 acres, recapturing
 investment
▪ 167 remaining acres fully zoned for
 residential and commercial uses with a plan
 for up to 700 units
▪ 38 acres in active development

SF-8
MF-5
MF-6
SF-S
MF-4
SF-7
MF-7
MF-8
MF-12
MF-13
MF-11
B-I
B-II
MF-10
MF-16
MF-19
Golf Vistas
MF-9
MF-15

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Development Pipeline: Wailea
Future development
Active development/sales
Sold

Development Pipeline: Kukui'ula

Targeted sales price per s.f.

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Description
Location	Poipu, Kauai
Acquisition date	Historic lands
Zoning	Resort residential
Acres	1,000 (961 remaining)
Units/homes	Up to 1,500
Status	Sales and marketing, vertical construction
Estimated construction completion	2030
$40-$130 (land)
Overview
▪ Luxury resort residential community in Poipu, Kauai
▪ Development of up to 1,500 residential units on 1,000 fully entitled acres
▪ Joint venture with DMB, developer of premier resort communities
▪ 75,000 sq. ft. private club, including spa, golf clubhouse, beach bar and grill
▪ 78,900 sq. ft. retail center (The Shops at Kukui’ula)
▪ 82 lots closed; 92 lots available at 4/5/12
▪ Incomparable product with limited competition
▪ Tom Weiskopf golf course recognized as best new private course in 2011 by Golf and Links Magazines
“…Kukui`ula is as rare as it is
luxurious.” Links Magazine, December 2011

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Financial Overview
▪ Long-term, master planned project, significant fluctuations in annual absorption over that time frame can be expected
▪ Sufficient project infrastructure is in place today to sell about 280 additional acres (500 to 800 units)
▪ GAAP accounting for the project will differ materially from cash flows, due to percentage of completion accounting
Development Pipeline: Kukui’ula
Capital Overview
▪ No project level debt on core project; all equity financed by partners
▪ Total capital contributions to the venture as of December 31, 2011, were $252 million by A&B and $188 million by DMB
 ‒ Distributions to A&B and DMB are based on project performance over the duration of the project
 ‒ Based on the JV's current projections, approximately 90% of all future distributable proceeds, in the aggregate, will be paid to A&B

Development Pipeline: Ka Milo at Mauna Lani

Targeted sales price per s.f.

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Description
Location	Kona, Hawaii
Acquisition date	May 2004
Zoning	Resort residential
Acres	31 (24 remaining)
Units/Homes	137 total (34 sold; 103 to be built)
Status	Construction and sales
Estimated construction completion	2015
$375-$920
Overview
▪ 137-unit resort residential community, with a mix of single- family and paired homes
▪ Joint venture with Brookfield Homes Hawaii
▪ The first phase consisted of 27 single-family and multi-family units, completed in 2008
▪ Onsite resort amenities include two pools, spa, exercise room, function pavilion
▪ Average estimated sales price is $1.1 million
▪ Units are constructed in two- to 20-unit increments, based on buyer demand

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Development Pipeline: Brydeswood
Description
Location	Kalaheo, Kauai
Acquisition date	Historic lands
Zoning	Ag lots
Acres	352
Lots	24
Status	Design/permitting and presales
Estimated construction completion	2014
Targeted sales price per s.f.	$2-$5
Overview
▪ Planned development of 24 large estate lots (average size is 12 acres)
▪ Final subdivision approval received in 2011
▪ Construction plans for roads and utilities approved
▪ Oceanview and pasture lots
▪ Pre-development activities continuing
▪ Potable test well completed with acceptable water quality and quantity
▪ Water system design is proceeding

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Development Pipeline: Future Projects
Haliimaile (Maui)
Aina ‘O Kane and Kahului Town Center (Maui)
Wailea (Maui)
Wailea SF-8
Wailea MF-6
Wailea MF-10
Wailea MF-16

Conceptual Community Master Plan
WAI'ALE

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Waiale		Kihei Residential	Ele’ele Expansion
Target	Primary Residential	Primary Residential	Primary Residential
Location	Central Maui	Maui’s South Shore	Kauai’s South Shore
Project Size (acres/units)	545 acres/2,550 units	95 acres/600 units	840 acres
Project description	Master-planned community	Residential subdivision	Master-planned community
Current Status
545 acres has been proposed for
urban growth in the Maui General
Plan update. Final Environment
Impact statement completed in 2011
and was accepted by the State Land
Use Commission, SLUC hearings on
urban designation petition began in
Feb. 2012.
Planning Commission recommended approval of zoning change and community plan amendment applications. Applications have been transmitted to City Council for review and final approval.
Being pursued through Kauai’s multi-
year General Plan Update Process.
Working through the process to ensure
the inclusion of Eleele, and related
recreational and commercial uses, as an
appropriate future urban growth area.

Entitlement Areas of Focus

Revenue
(Dollars in Millions)

93
64
82
149
97
118
350
126
136
66
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Operating Profit
(Dollars in Millions)

19
24
35
44
50
74
96
39
50
16
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Financial Overview
Real Estate Sales

- Acres entitled and/or permitted
- Investments made
- Project-specific milestones achieved
- Development pipeline management
- Development sales (lot/unit closings)

The Bluffs

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Value Creation Drivers

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Real Estate Sales Summary
▪ Value creation starts with entitlement - A&B favorably positioned
▪ Highest value creation comes from development of historic land, but pace is slow
▪ Late 1990s decision to acquire fully entitled lands has created tremendous growth and shareholder value
▪ Today, robust pipeline reflects the breadth of A&B’s landholdings, expertise and investment acumen

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Q&A / Break

The
UPS Store
Quiznos
Sub
COFFEE

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Real Estate Leasing

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Leasing Segment Results
What’s Included?
▪ Commercial property portfolio income
▪ Hawaii unimproved property income
 – Third-party leases and licenses on a small portion of lands
 – Urban-zoned ground leases
▪ Gains/losses on asset sales are not included

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012

Primary Operational Activities
▪ Acquire/develop income properties in markets with strong
 growth potential
 – Enhance asset values through facility upgrades, re-tenanting, asset repositioning and general market growth
▪ Active management of assets in portfolio to maximize performance
 – Increase occupancy
 – Maximize revenue
 – Secure high-quality/credit tenants
 – Reduce operating costs
▪ Dispose of select properties when value of asset has been
 maximized, market value can be realized, or when the capital can be redeployed to an investment with a higher return

Commercial Portfolio Weighted Average GLA by Asset Class and Location

GLA

Office
1.2M sf
15.2%
Retail
0.8M sf
10.1%
Industrial
0.6M sf
7.6%
Office
0.2M sf
2.5%
Retail
0.7M sf
8.9%
Industrial
4.5M sf
55.7%

Cash NOI*

Retail
$9.1M
15.9%
Industrial
$7.2M
12.6%
Office
$3.1M
5.4%
Office
$9.4M
16.4%
Retail
$12.7M
22.2%
Industrial
$15.8M
27.6%

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
* Includes cash NOI of $3.5M from Hawaii unimproved properties and cash NOI from properties sold in 2011
Mainland
Hawaii
$60.8M
7.9M sf

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012

Evolving Portfolio Strategy
▪ Increase the portfolio’s geographic concentration in Hawaii over time
– Hawaii is poised for growth
– A&B’s local market knowledge, relationships, and financial strength give it a sustainable competitive advantage in investing in Hawaii commercial properties
– A&B’s competitive advantage will generate additional opportunities to expand in Hawaii
▪ Pace of future commercial property sales dictated by availability of suitable Hawaii replacement investment opportunities
– Relatively small number of suitable investment properties available in Hawaii at any given time
– Transactional limitations accompany the 1031 process

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Hawaii Commercial Portfolio

Number of properties	21
Square feet
Industrial	560K
Office	170K
Retail	700K
Total	1.4M
2011 occupancy	91%
Outstanding debt	-
Cash NOI	$22.2M
Cash NOI to total portfolio	36.5%

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Neighbor Island Retail Market
2011
Top Trends
▪ Slight recovery in the Big Island market due to new development spurring growth
▪ Kauai’s market volatility due to large tenant closure vulnerability
▪ Maui experiencing weakened markets due to tenant consolidation and closings
▪ Maui resort retail centers will begin to turn around with improvement in tourism
	Big Island	Kauai	Maui
Net absorption (sq. ft.)	147,000	-26,000	-47,000
Vacancy rate	8.7%	12.4%	10.2%
Avg. low asking base rent (psf/mo)	$2.46	$2.76	$3.10
Avg. high asking base rent (psf/mo)	$4.55	$3.86	$4.18
Avg. operating expense (psf/mo)	$1.18	$1.05	$0.99
Source: Colliers International Research & Consulting

MAUI MALL

WHOLE FOODS
MARKET
Maui

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
	2011	2010	2009
Gross revenue	4,538	4,270	3,794
Cash NOI	2,736	2,388	2,075
Capital improvements	660	1,402	524
Average occupancy (%)	94	92	91
Maui Mall
Retail

Location	Maui
Development date	1971, renovated in 2010
Occupancy at 12/31/11	95%
GLA	185,700
Top tenants	Checker’s Automotive IHOP Longs Drug Stores Wallace Theaters Whole Foods

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
	2011	2010*	2009
Gross revenue	3,427	2,178	n/a
Cash NOI	2,224	1,380	n/a
Capital improvements	26	78	n/a
Average occupancy (%)	99	98	n/a
Lanihau Marketplace
Retail

Location	Hawaii (Big Island)
Acquisition date	April 9, 2010
Acquisition price	$22.5 million
Date constructed	1987
Occupancy at 12/31/11	99%
GLA	88,300
Top tenants	American Savings Bank Bank of Hawaii Longs Drug Store Sack N Save Verizon Wireless
* Partial year

Oahu Retail Shopping Center
Net Absorption vs. Vacancy Rate

600,000
500,000
400,000
300,000
200,000
100,000
0
(100,000)
(200,000)
(300,000)
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
4.15%
26,293
Net Absorption
Vacancy Rates

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Oahu Retail Market
Top Trends
▪ Retail market is resilient
▪ Oahu market did not
 decline as much as
 neighbor islands during
 the recession
▪ Surge in tourism
 contributed to retail sales
 growth
▪ Honolulu remains an
 attractive retail
 marketplace

Source: Colliers International Research & Consulting

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
	2011	2010	2009
Gross revenue	4,465	4,269	3,879
Cash NOI	1,853	1,472	1,942
Capital improvements	88	12	44
Average occupancy (%)	97	99	100
Kaneohe Bay Shopping Center
Retail

Location	Oahu
Acquisition date	June 8, 2001
Acquisition price	$13.3 million (leasehold)
Date constructed	1971, renovated 2008
Occupancy at 12/31/11	95%
GLA	123,900
Top tenants	Central Pacific Bank First Hawaiian Bank Longs Drug Store Safeway

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
	2011	2010	2009
Gross revenue	2,849	2,791	3,075
Cash NOI	1,842	1,821	2,098
Capital improvements	36	-	-
Average occupancy (%)	90	90	96
Kunia Shopping Center
Retail

Location	Oahu
Developed by A&B	2004
Development cost	$13 million
Occupancy at 12/31/11	96%
GLA	60,400
Top tenants	Bank of Hawaii Cole Academy Denny’s Jack In The Box Jamba Juice Starbucks

Industrial Net Absorption vs Vacancy Rate

400,000
200,000
0
(200,000)
(400,000)
(600,000)
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
4.78%
2003
2004
2005
2006
2007
2008
2009
2010
2011
(32,267)
Net Absorption
Vacancy

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Oahu Industrial Market
4Q11
Top Trends
▪ Market generally
 subdued
▪ Vacancy rates held
 in the 4.3% and
 4.8% range since
 late 2007
▪ Recent pick up in
 activity and rents

Source: Colliers International Research & Consulting

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
	2011	2010	2009*
Gross revenue	2,849	2,742	2,149
Cash NOI	2,154	2,078	1,654
Capital improvements	33	82	-
Average occupancy (%)	98	97	92
Waipio Industrial
Industrial

Location	Oahu
Acquisition date	March 4, 2009
Acquisition price	$28.3 million
Date constructed	1988-1989
Occupancy at 12/31/11	98%
GLA	158,400
Top tenants	Arcadia Industries for the Blind Oahu Painting & Décor Office Max USC International
* Partial year

Kaiholo St
Malakole St
Hanua St
Olhana St
Kauhi St
Komohana
Saratoga St
Midway St
Attu St
Komohana
© 2010 Google
Image USGS

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
	2011	2010*	2009
Gross revenue	3,726	1,730	n/a
Cash NOI	2,883	1,363	n/a
Capital improvements	167	-	n/a
Average occupancy (%)	77	74	n/a
Komohana Industrial Park
Industrial

Location	Oahu
Acquisition date	July 20, 2010
Acquisition price	$37.7 million
Date constructed	1990
Occupancy at 12/31/11	81%
GLA	238,300 (plus 29.4-acre ground lease)
Top tenants	GP/RM Prestress LLC Simmons Manufacturing S&K Sales Co.
* Partial year

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012

Hawaii Market Summary
2012 Hawaii Outlook
▪ Limited industrial market activity in 2011 likely to continue in 2012
 – Turnover of small industrial spaces expected
 – Government spending, transit oriented and residential development will generate demand for larger industrial spaces
▪ Retail rents are poised to rise moderately as net absorption gains momentum
 – Tourism to drive retail sales
▪ Office rents will remain soft with better rent growth and activity in suburban office markets
Retail
YTD net absorption	26,293 SF
Vacancy rate	4.16%
Average asking rent range	$2.94 - $3.92 PSF/MO
Average operating expense	$1.09 PSF/MO
Industrial
YTD net absorption	(32,267) SF
Vacancy rate	4.78%
Average asking rent NNN	$0.92 PSF/MO
Average operating expense	$0.31 PSF/MO
Office
YTD net absorption	(137,361) SF
Vacancy rate	13.04%
Average full asking rent	$2.81 PSF/MO
Average operating expense	$1.25 PSF/MO
2011 Oahu Market Overview

Mainland Commercial Portfolio

SAFEWAY

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012

Number of properties	24
Square feet
Industrial	4.5M
Office	1.3M
Retail	0.7M
Total	6.5M
2011 occupancy	92%
Outstanding debt	$28.3M
Cash NOI	$33.6M
Cash NOI to total portfolio	55.3%

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012

Mainland Retail
Overall Trends
▪ Occupancy showing
 positive trends in
 select markets
▪ Retail rents have
 bottomed and are
 poised to rise
 moderately
▪ Absorption gaining
 momentum
  Portfolio Trends
▪ Increased investment interest driving cap rate
 compression
▪ Market activity gaining momentum
▪ Rents remain flat from 2011

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012

Mainland Office
Overall Trends
▪ Vacancy rates are
 turning, however
 high levels indicate
 rents are years away
 from recovery
▪ Leasing activity is
 picking up, but the
 rate is uneven
 across markets
▪ Tenant footprints are
 not increasing
Portfolio Trends
▪Sacramento office market continues to be weak
due to relatively inactive public sector
▪Arizona
 – Modestly economic improvement spurring
 minimal occupancy gains
 – Market rents appear to have bottomed out.
▪Positive net absorption in Texas resulting from 2%
job growth

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012

Mainland Industrial
Overall Trends
▪ Vacancy rates
 falling, lead by port-
 related users
▪ Rents bottoming out
 nationally, increasing
 in select sub markets
▪ Demand for new,
 high quality
 industrial space is
 positive
  Portfolio Trends
▪ Strong recovery noted (TX, CA)
▪ Occupancy higher than national trends
▪ Rate of rent decline on renewals slowing

Expiration year	Sq. ft. of expiring leases	Percentage of total leased GLA[1]	Annual gross rent expiring[2] ($ in millions)	Percentage of total annual gross rent[2]	Percentage renewed or re-leased	Percentage change in annual gross rent on renewed leases
2010	835,815				72.0	(11.7)
2011	791,686				70.0	(3.0)
[redacted]						
2012	577,581	8.0	$ 8.2	11.1		
2013	2,119,098[3]	29.3	16.4	22.2		
2014	525,533	7.2	6.9	9.3		
2015	1,140,483	15.7	11.4	15.4		
2016	1,075,492	14.9	11.3	15.3		
2017	570,821	7.9	6.1	8.3		
2018	114,829	1.6	1.2	1.6		
2019	59,325	0.8	1.3	1.7		
2020	187,923	2.6	2.8	3.8		
2021	143,151	2.0	1.1	1.5		
2022	84,122	1.2	1.5	2.0		
Thereafter	637,089	8.8	5.8	7.8		
	7,235,447	**100.0**	**$ 74.0**	**99.9**		

1 GrossLeasableArea

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Renewals
2 Annual gross rent means the annualized base rent amounts of expiring leases and includes improved properties only.
3 Includes 1,035,676 square feet related to the Savannah Logistics Park, which is 100% leased to Matson Logistics, Inc.
Note: The weighted average lease terms of our Hawaii and Mainland portfolios are 92 and 84 months, respectively, for a total portfolio lease term of 88 months. The weighted average remaining lease terms for the Hawaii and Mainland portfolios are 45 and 36 months, respectively, for a total portfolio remaining lease term of 40 months.

Revenue
(Dollars in Millions)

73
80
84
90
101
109
108
103
94
100
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Operating Profit
(Dollars in Millions)

33
37
39
44
50
52
48
43
35
39
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Financial Overview
Real Estate Leasing

Cash NOI
(Dollars in Millions)

47
51
54
58
66
69
67
66
56
61
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Financial Overview
Real Estate Leasing

YOY Change in Same Store Cash NOI

6%
-2%
-5%
-17%
6%
2007
2008
2009
2010
2011

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Financial Overview
Real Estate Leasing

- NOI
- Occupancy
- GLA
- “Same Store” performance
- Operating efficiencies

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Value Creation Drivers

Hawaii Investment Sales Volume vs. Transaction Count

$ Billions
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
500
450
400
350
300
250
200
150
100
50
0
136
1.22
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
$ Volume (Billions)
# of Transactions

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Real Estate Leasing Summary
▪ Commercial portfolio has
 been assembled through 1031
 exchanges (32 properties),
 development (10 properties) and
 acquisitions (3 properties)
▪ $213 million of deferred taxes utilized
 for acquisitions as of 12/31/11
▪ Provides consistent earnings and
 cash flow
▪ Will continue to be a long-term value
 generator and provide financial support
 to development activities
▪ Increased focus on Hawaii
 – Market knowledge/relationships
 – Growth potential
 – Operating efficiencies
▪ Utilize market changes to leverage
 Hawaii growth
Source: Colliers International Research & Consulting

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Q&A

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Land Stewardship and Agribusiness

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Agribusiness Results
What’s Included?
▪ HC&S results
 – Raw & Specialty Sugar
 – Power
▪ McBryde Resources results (Kauai)
 ‒ Renewable energy
 ‒ Agricultural leasing
▪ Supporting trucking operations

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Land Stewardship
▪ Extensive conservation lands on Maui and
 Kauai used for watershed and hydroelectric
 energy purposes
▪ A&B owns some of the highest quality ag
 lands in the state
 – Highest and best use of core landholdings:
 agribusiness
 – Largest contiguous, irrigated farm
▪ Significant improvements in sugar business
 – Operational enhancements yield dramatic
 rise in sugar production
 – Commodity sugar prices relatively stable at
 favorable rates
▪ Recent improvements in pricing &
 production provide a bridge

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Agribusiness as a Core Strategy
▪ Represents highest and best use of most lands
▪ Facilitates ongoing maintenance of key infrastructure elements
▪ Generated $23.5 million of operating cash flow in 2011
▪ Increasingly a potential source of growth via renewable energy opportunities:
 – Solar
 – Hydroelectric
 – Biofuels
▪ Subsidizes land carrying costs - covered $5.5 million in 2011
▪ Provides significant community benefits

Revenues
(Dollars in Millions)

113
113
113
123
127
124
124
107
164
162
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Operating Profit
(Dollars in Millions)

14
5
5
11
7
0
-13
-28
6
22
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Financial Results

- Sugar and power pricing
- Sugar/power production/sales
- Sugar yields (TSA)
- Renewable energy production capacity

Maui Brand
PREMIUM MAUI GOLD

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The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Statistical Drivers

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Landholdings

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Hawaii Landholdings
As of December 31, 2011

88,000 acres in the state
KAUAI
20,375 acres
OAHU
70 acres
MAUI
67,240 acres
BIG ISLAND
10 acres

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Kihei
Kahului
Conservation 15,850 acres

Agriculture 50,831 acres

Urban/Entitled  559 acres

Maui - 70,000 acres
* Includes 961 acres at Kukui’ula joint venture
Lihue
Wainiha
Conservation 13,320 acres

Agriculture 6,944 acres

Urban/Entitled1,072 acres*

Kauai - 20,000 acres
Princeville

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Total Landholdings

Description	Maui	Kauai	Oahu	Big Island	Mainland	Total Acres
Fully entitled
Hawaii - development/other
Active development/sales	231	-	7	-	-	238
Future development	174	44	-	-	-	218
Ground leases to third parties	64	1	-	-	-	65
Land used by affiliates	22	4	-	-	-	26
Other, including land not planned for development	17	54	-	-	-	71
Total Hawaii - development/other	508	103	7	-	-	618
Mainland - development					28	28
Hawaii - commercial improved properties	51	8	63	10	-	132
Mainland - commercial improved properties	-	-	-	-	443	443
Subtotal - fully entitled	559	111	70	10	471	1,221

Agricultural, pasture and miscellaneous
Hawaiian Commercial & Sugar Company	35,500	-	-	-	-	35,500
Leased to third parties	7,150	4,620	-	-	-	11,770
Other agricultural, pasture and misc. purposes	8,181	2,324	-	-	-	10,505
Subtotal - agricultural, pasture & misc.	50,831	6,944	-	-	-	57,775

Watershed/conservation
Wainiha Valley	-	10,120	-	-	-	10,120
Other Kauai	-	3,200	-	-	-	3,200
Maui	15,850	-	-	-	-	15,850
Subtotal - watershed/conservation	15,850	13,320	-	-	-	29,170

Total landholdings	67,240	20,375	70	10	471	88,166

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Valuation

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Valuation Methodologies - Overall Approach
▪ “Sum-of-the-parts” approach to perform a Net Asset Valuation most commonly used
 ‒ Break down holdings into key asset classes
 ‒ Value assets within asset class using one or more methodologies
 ‒ Sum and subtract certain liabilities
▪ A&B does not routinely perform such valuations
▪ Valuations will require analysts to make a number of assumptions on key factors which will have a material impact on resultant value (e.g., cap rates, construction spending timing, sales absorption)

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Valuation Methodologies
Asset Class	Valuation Methodologies
Income properties
Commercial properties	Capitalized income or comparable sales
Ground leases	Capitalized income or comparable sales
Development lands
Active developments	Discounted cash flow or value of land, as is
Future or planned dev.	Value of land, as is or NPV of residual value of land in development at start of project or discounted cash flow
Core Ag & conservation lands
Maui	Comparable bulk sales or multiple on EBITDA of HC&S
Kauai	Comparable bulk sales or multiple of EBITDA on McBryde Resources
Non-core Ag & conservation lands	Comparable bulk sales or discounted cash flow of expected future sales margin

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Valuation Data Sources
Asset Class	Information & Data Sources
Income properties
Commercial properties
Company : 10-K, RE Supplement (pg. 37-77) Presentations, Website, Form 10
Third Party: Commercial Property Brokers, REITs, NAREIT, CCIM, Other HI public co.’s, commercial property sales listing websites (e.g., Loopnet)

Ground leases	Company: RE Supplement, 10-K, Website Third Party: Maui/Kauai Boards of Realtors
Development lands
Active developments	Company: 10-K, RE Supplement (pg. 17-30), Presentations, Website, Form 10 Third Party: Other HI public co., developers, Maui/Kauai Boards of Realtors
Future or planned dev.	Company: 10-K, RE Supplement (pg. 17-30), Presentations, Website, Form 10 Third Party: Commercial Property Brokers, Other HI public co.’s, commercial property sales listing websites (e.g., Loopnet)
Core Ag & conservation lands
Maui	Company: 10-K, RE Supplement (pg. 13-15), Presentations, Website, Form 10 Third Party: Maui Board of Realtors, Other Maui public co.’s
Kauai	Company: 10-K, RE Supplement (pg. 13-15), Presentations, Website, Form 10 Third Party: Kauai Board of Realtors
Non-core Ag & conservation lands	Company: 10-K, RE Supplement (pg. 13-15), Presentations, Website, Form 10 Third Party: Maui, Kauai Board of Realtors, Other Hawaii public companies

# of Transactions	Total Acres Sold	Average Acres Per Transaction	Average Price Per Acre	High	Low
5-20 Acres	40	350	9	$95,600	$295,000	$24,300
20-100 Acres	17	630	37	$51,700	$197,800	$8,300
100+ Acres	8	2,900	361	$18,300	$50,100	$11,300
Total > 5 Acres	65	3,900	60	$30,700	$295,000	$8,300

ALEX LISTED NYSE

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Valuation Methodologies - Market Data
North Shore/Upcountry Maui Ag Zoned Land Sales Comps
(Haiku /Kula /Makawao /Olinda)
2006 to 2011
Source: A&B compilation and analysis of Maui Board of Realtors data

# of Transactions	Total Acres Sold	Average Acres Per Transaction	Average Price Per Acre	High	Low
5-20 Acres	32	300	9	$111,000	$297,700	$25,000
20-100 Acres	3	70	23	$68,700	$86,400	$27,700
100+ Acres	5	1,730	346	$17,200	$35,100	$3,700
Total > 5 Acres	40	2,100	52	$32,100	$297,700	$3,700

ALEX LISTED NYSE

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Valuation Methodologies - Market Data
Kauai Ag Zoned Land Sales Comps
2007 to 2010
Source: A&B compilation and analysis of Hawaii Information Service data

Total Acres Sold	Average Price Per Acre	High	Low
0 – 5 Acres	10	$107,300	$175,000	$11,500
5-20 Acres	67	$61,300	$167,800	$24,300
20-100 Acres	180	$31,300	$40,700	$16,700
100+ Acres	363	$17,900	$27,500	$11,300
Total	620	$27,900	$175,000	$11,300

ALEX
LISTED
NYSE

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Valuation Methodologies -
A&B Ag Zoned Land 5-Year Sales Data
A&B Ag Zoned Land Sales Transactions
2007 to 2011
A&B’s gross margin on unimproved land sales averaged 87% from 2007-2011

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Closing Remarks

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
A&B: Investment Thesis
1. Unique assets & competitive strengths
 – Land
 – Commercial portfolio
 – Agriculture
 – People, Hawaii experience, reputation
2. Proven track record of creating shareholder value
3. Embedded growth opportunities in a development pipeline
 positioned for market recovery
4. Healthy balance sheet & liquidity, coupled with strong underwriting
 & investment discipline
5. Hawaii at an inflection point
6. Best public company vehicle for capitalizing on Hawaii’s upside &
 creating long-term shareholder value

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Q&A

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Where to Find Additional Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Alexander & Baldwin
Holdings, Inc. (“Holdings”) filed a registration statement that includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed reorganization on February 15, 2012. ALEXANDER & BALDWIN, INC.
(“A&B”) SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE
DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS,
WHEN FILED AND MAILED, BECAUSE THEY CONTAIN AND WILL CONTAIN
IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION. The
definitive proxy statement/prospectus will be mailed to A&B shareholders prior to the shareholder meeting. In addition, investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about A&B,
Holdings, and the holding company reorganization, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about A&B, Holdings, and the holding company reorganization can be obtained without charge by sending a request to Alexander & Baldwin, Inc., P.O. Box 3440, Honolulu, Hawaii 96801-
3440, Attention: Investor Relations; by calling (808) 525-6611; or by accessing them on A&B’s web site at http://www.alexanderbaldwin.com.

The New A&B: A Premier Hawaii Real Estate & Land Company ● April 11, 2012
Participants in the Merger Solicitation
A&B, its directors, executive officers, certain other members of management, and employees may be deemed to be participants in the solicitation of proxies from the shareholders of A&B in favor of the proposed holding company reorganization. Additional information regarding the interests of potential participants in the proxy solicitation is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant documents that A&B and Holdings intend to file with the SEC in connection with the annual meeting of shareholders of A&B.

Investor Relations Contact:
Suzy Hollinger
Director, Investor Relations
Email: shollinger@abinc.com
Phone: (808) 525-8422